Statements of Operations and Comprehensive Loss - Vallon - Q1 - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Operating expenses:
Net loss	$ (2,150)	$ (302)
GRI Bio, Inc. (Formerly Vallon Pharmaceuticals, Inc.)
Operating expenses:
Research and development	(124)	1,271
General and administrative	2,473	1,363
Total operating expenses	2,349	2,634
Loss from operations	(2,349)	(2,634)
Change in fair value of warrant liability	(63)	0
Interest expense, net	16	(1)
Net loss	(2,396)	(2,635)
Other comprehensive loss:
Unrealized gain (loss) on marketable securities, available-for-sale	0	(4)
Total comprehensive loss	$ (2,396)	$ (2,639)
Net loss per share of common stock, basic (in usd per share)	$ (5.33)	$ (11.62)
Net loss per share of common stock, diluted (in usd per share)	$ (5.33)	$ (11.62)
Weighted-average common shares outstanding, basic (in shares)	449,408	227,093
Weighted-average common shares outstanding, diluted (in shares)	449,408	227,093